Exhibit 32.1

CAPITAL PROPERTIES, INC. AND CONSOLIDATED AFFILIATES

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Capital Properties, Inc. (the Company) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert H. Eder, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert H. Eder
Robert H. Eder
President and Principal Executive Officer
March 11, 2013

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